                                            Exhibit 21.1
Sonida Senior Living, Inc.
SUBSIDIARIES

Name	Jurisdiction of Organization	Percentage Ownership
Capital Senior Living, Inc.	Texas	100%
Capital Senior Development, Inc.	Texas	100%
Capital Senior Management 1, Inc.	Texas	100%
Capital Senior Management 2, Inc.	Texas	100%
Capital Senior Management AC, Inc.	Delaware	100%
Capital Senior Peoria, LLC	Delaware	100%
Capital Senior Living Properties, Inc.	Texas	100%
Capital Senior Living Properties 2, Inc.	Texas	100%
Capital Senior Living Properties 2 - Gramercy, Inc.	Delaware	100%
Capital Senior Living Properties 2 – NHPT, Inc.	Delaware	100%
Capital Senior Living Properties 3, Inc.	Delaware	100%
Capital Senior Living Properties 4, Inc.	Delaware	100%
Capital Senior Living Properties 5, Inc.	Delaware	100%
Capital Senior Living Properties 6, Inc.	Delaware	100%
Capital Senior Living A, Inc.	Delaware	100%
Capital Senior Living, ILM-A, Inc.	Delaware	100%
Capital Senior Living P-B, Inc.	Delaware	100%
Capital Senior Living ILM-B, Inc.	Delaware	100%
Capital Senior Living P-C, Inc.	Delaware	100%
Capital Senior Living ILM-C, Inc.	Delaware	100%
Sonida Acquisition, LLC (formerly Capital Senior Living Acquisition, LLC)	Delaware	100%
CGI Management, Inc.	Delaware	100%
Quality Home Care, Inc.	Indiana	100%
Triad Senior Living I, L.P.	Texas	100%
Triad Senior Living II, L.P.	Texas	100%
Triad Senior Living III, L.P.	Texas	100%
Triad Senior Living IV, L.P.	Texas	100%
Triad Senior Living V, L.P.	Texas	100%
Waterford Senior Living, Inc.	Texas	100%
Capital Senior Management S, Inc.	Texas	100%
CSL CE Arlington, LLC	Delaware	100%
CSL CE College Station, LLC	Delaware	100%
CSL CE Conroe, LLC	Delaware	100%
CSL CE Corpus, LLC	Delaware	100%
CSL CE Stephenville, LLC	Delaware	100%
CSL Management V-ARK, LLC	Delaware	100%
CSL RE Corpus, LLC	Delaware	100%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership

CSL Amberleigh, Inc.	Virginia	100%
CSL Aspen Grove, LLC	Delaware	100%
CSL Aspen Grove Management, LLC	Delaware	100%
CSL Autumn Glen, LLC	Delaware	100%
CSL Autumn Glen Management, LLC	Delaware	100%
CSL Batesville, LLC	Delaware	100%
CSL Batesville Management, LLC	Delaware	100%
CSL Baytown, LLC	Delaware	100%
CSL Carpenter’s Creek FL, LLC	Delaware	100%
CSL Chardon, LLC	Delaware	100%
CSL Cincinnati, LLC	Delaware	100%
CSL Colby, LLC	Delaware	100%
CSL Columbus, LLC	Delaware	100%
CSL Cottonwood, LLC	Delaware	100%
CSL Creekside FL, LLC	Delaware	100%
CSL Elkhorn, LLC	Delaware	100%
CSL Elkhorn Management, LLC	Delaware	100%
CSL Fitchburg, LLC	Delaware	100%
CSL Fitchburg Management, LLC	Delaware	100%
CSL Georgetowne, LLC	Delaware	100%
CSL Granbury, LLC	Delaware	100%
CSL Green Bay, LLC	Delaware	100%
CSL Green Bay Management, LLC	Delaware	100%
CSL Greenbriar, LLC	Delaware	100%
CSL Hamilton, LLC	Delaware	100%
CSL Harrison, LLC	Delaware	100%
CSL Hartford, LLC	Delaware	100%
CSL Heritage, LLC	Delaware	100%
CSL Heritage AL, Inc.	Virginia	100%
CSL Heritage Management, LLC	Delaware	100%
CSL Keystone Woods, LLC	Delaware	100%
CSL Kingwood, LLC	Delaware	100%
CSL Laurelhurst NC, LLC	Delaware	100%
CSL LeaseCo, Inc.	Delaware	100%
CSL Levis Commons, LLC	Delaware	100%
CSL Marion, LLC	Delaware	100%
CSL Miami, LLC	Delaware	100%
CSL North Pointe SC, LLC	Delaware	100%
CSL Ohio JV, LLC	Delaware	100%
CSL Park Falls, LLC	Delaware	100%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership

CSL Plymouth, LLC	Delaware	100%
CSL Plymouth Management, LLC	Delaware	100%
CSL Remington, LLC	Delaware	100%
CSL Riverbend IN, LLC	Delaware	100%
CSL Rose Arbor, LLC	Delaware	100%
CSL Shaker Heights, LLC	Delaware	100%
CSL Springfield MA, LLC	Delaware	100%
CSL Summit Place SC, LLC	Delaware	100%
CSL Summit Point, LLC	Delaware	100%
CSL Vintage, LLC	Delaware	100%
CSL Vintage Land, LLC	Delaware	100%
CSL Vintage Management, LLC	Delaware	100%
CSL Virginia Beach, LLC	Delaware	100%
CSL West Bend, LLC	Delaware	100%
CSL Whispering Pines, LLC	Delaware	100%
CSL White River, LLC	Delaware	100%
CSL Wisconsin Rapids, LLC	Delaware	100%
CSL Woodlands Management, LLC	Delaware	100%
CSL Wynnfield Crossing, LLC	Delaware	100%
Sonida Airy Hills LLC	Delaware	100%
Sonida Bluffton, LLC	Delaware	100%
Sonida Brownsburg IN, LLC	Delaware	100%
Sonida Charleston, LLC	Delaware	100%
Sonida Florence, LLC	Delaware	100%
Sonida Jacksonville LLC	Delaware	100%
Sonida Lawrenceville LLC	Delaware	100%
Sonida Macedonia, LLC	Delaware	100%
Sonida Oviedo, LLC	Delaware	100%
Sonida Peachtree Corners, LLC	Delaware	100%
Sonida Plainfield IN, LLC	Delaware	100%
Sonida Port Orange, LLC	Delaware	100%
Sonida St. Augustine, LLC	Delaware	100%
Sonida St. Cloud, LLC	Delaware	100%
SSL - PAL JV Management, LLC	Delaware	100%
SSL Texas JV, LLC	Delaware	100%
SSL Georgia JV, LLC	Delaware	100%
PAL-SSL Decatur JV, LLC	Delaware	51%
PAL-SSL Seniors-III Portfolio JV, LLC	Delaware	51%
PAL-SSL TRS, LLC	Delaware	51%
PAL Round Rock Owner GP, LLC	Delaware	51%

Exhibit 21.1

Name	Jurisdiction of Organization	Percentage Ownership

PAL Round Rock Owner, LP	Delaware	51%
PAL Round Rock TRS, LLC	Delaware	51%
PAL Shavano Park Owner GP, LLC	Delaware	51%
PAL Shavano Park Owner, LP	Delaware	51%
PAL Shavano Park TRS, LLC	Delaware	51%
PAL SL Decatur, LLC	Delaware	51%
PAL Westover Hills Owner GP, LLC	Delaware	51%
PAL Westover Hills Owner, LP	Delaware	51%
PAL Westover Hills TRS, LLC	Delaware	51%

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